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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 5, 2004


                             ALAMOSA HOLDINGS, INC.
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                DELAWARE                0-32357          75-2890997
      ----------------------------- --------------- ---------------------
      (STATE OR OTHER JURISDICTION    (COMMISSION     (I.R.S. EMPLOYER
            OF INCORPORATION)        FILE NUMBER)    IDENTIFICATION NO.)


         5225 S. Loop 289, Lubbock, Texas                    79424
         ------------------------------------------------------------
         (Address of Principal Executive Offices)          (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100

                        ---------------------------------

          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS

         Alamosa Holdings, Inc. is filing its financial statements for the fiscal year ended December 31, 2002, which have been updated by the inclusion of a new footnote and an updated auditor's report. The financial statements are attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

(c)  Exhibits

     99.1     Index to Consolidated Financial Statements
              Report of Independent Auditors
              Consolidated Balance Sheets as of December 31, 2002
               and December 31, 2001
              Consolidated Statements of Operations for the years ended
               December 31, 2002, 2001 and 2000
              Consolidated Statements of Stockholder's Equity for
               the period from December 31, 1999 to December 31, 2002
              Consolidated Statements of Cash Flows for the years
               ended December 31, 2002, 2001 and 2000
              Notes to Consolidated Financial Statements
              Report of Independent Auditors on Consolidated Financial
               Statement Schedule
              Consolidated Valuation and Qualifying Accounts



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: January 5, 2004

                                            ALAMOSA HOLDINGS, INC.


                                            By /s/ Kendall W. Cowan
                                               ---------------------------------
                                               Name:  Kendall W. Cowan
                                               Title: Chief Financial Officer





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                                  EXHIBIT INDEX


99.1    Index to Consolidated Financial Statements
        Report of Independent Auditors
        Consolidated Balance Sheets as of December 31, 2002 and
         December 31, 2001
        Consolidated Statements of Operations for the years ended
         December 31, 2002, 2001 and 2000
        Consolidated Statements of Stockholder's Equity for the period from December 31, 1999 to December 31, 2002
        Consolidated Statements of Cash Flows for the years ended
         December 31, 2002, 2001 and 2000
        Notes to Consolidated Financial Statements
        Report of Independent Auditors on Consolidated Financial Statement
         Schedule
        Consolidated Valuation and Qualifying Accounts